SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                               July 1, 1999


                     HOME PROPERTIES OF NEW YORK, INC.
          (Exact name of Registrant as specified in its Charter)


MARYLAND                         1-13136                          16-1455126
(State or other jurisdiction of  (Commission file number)         (I.R.S. Employer Identification
incorporation or organization                                     Number)

                            850 CLINTON SQUARE
                         ROCHESTER, NEW YORK 14604
                 (Address of principal executive offices)


Registrant's telephone number, including area code: (716) 546-4900







                              Not applicable
       (Former name or former address, if changed since last report)

                     HOME PROPERTIES OF NEW YORK, INC.

                              CURRENT REPORT
                                ON FORM 8-K

Home Properties of New York, L.P. (the "Operating Partnership"), a New York limited partnership has acquired certain property in certain transactions which are deemed "significant acquisitions" pursuant to the regulations of the Securities and Exchange Commission governing the reporting of transactions under the Current Report on Form 8-K.

Home Properties of New York, Inc. (the "Company") is the sole general partner and holder, directly and indirectly through Home Properties Trust, in which the Company holds 100% of the beneficial interests, of approximately 57% of the partnership interests in the Operating Partnership.

Item 2.   Acquisition or Disposition of Assets.

On July 1, 1999, the Operating Partnership acquired the equity interests in seven different entities which each individually own a single asset as follows:

-  Bernmil   Associates,   L.L.P.,  a  Maryland  limited  liability
   partnership, which owns a 432 unit apartment community in Rockville, Maryland.

- Bonnie Ridge, L.L.C., a Maryland limited liability company, which owns a 966 unit apartment community in Baltimore, Maryland and whose member interests were held 50% by Albert H. Small and 50% by Hermen Greenberg.

-  Kenwood  Associates  Limited  Partnership,  a   Virginia  limited
   partnership, which owns a 664 unit apartment community in Richmond, Virginia.

- Laurel Pines Club Apartments Limited Partnership, a Maryland limited partnership, which owns a 236 unit apartment community in Laurel, Maryland.

- Riverdale Apartments, L.L.C., a Virginia limited liability company, which owns a 580 unit apartment community in Hampton, Virginia.

-  Seminary   Hills   Limited   Partnership,   a   Virginia  limited
   partnership, which owns a 296 unit apartment community in Alexandria, Virginia.

-  Seminary  Towers   Limited   Partnership,   a   Virginia  limited
   partnership, which owns a 548 unit apartment community in Alexandria, Virginia.

All of the above properties (the "CRC Portfolio"), which comprise 3,722 units in total, were previously managed by Community Realty Company, Inc. ("CRC"). The CRC Portfolio is currently 94.5% occupied and the buildings have an average age of 32 years. As part of the transaction, the Operating Partnership also acquired certain management agreements and other assets from CRC (the "CRC Assets").

The total consideration for the CRC Portfolio and the CRC Assets was $178,314,000, consisting of operating partnership units in the Operating Partnership having an agreed upon value of approximately $106 million, the assumption of approximately $57 million of indebtedness and cash of approximately $15 million. The assumed mortgages carry a weighted average interest rate of 7.16% and have a weighted average maturity of 12 years. The cash consideration was funded from cash on hand.

None of the sellers were affiliated with the Operating Partnership, the Company, the directors or officers of the Company or any affiliate of any such director or officer. The CRC Portfolio was previously operated as multifamily apartment projects, and it is the intent of the Company and the Operating Partnership to continue to operate the projects as multifamily apartment communities. The personal property that comprises a portion of the CRC Assets was used in connection with the management of the CRC Portfolio and the other properties formerly managed by CRC. It is the intent of the Company and the Operating Partnership to continue to use those assets for that purpose.

The consideration was negotiated with representatives of the sellers and was based on an internal analysis by the Company of the historical cash flows and fair market value of the properties and assets.

Item 5.   Other Events.

On July 1, 1999, Home Properties announced that it has added Albert H. Small as Director. Mr. Small, age seventy-two, was born and raised in Washington, D.C. and graduated from the University of Virginia School of Engineering. He attended the George Washington Law School and the American University Graduate School of Business. Mr. Small, who has been active in the construction industry for 50 years, is the President of Southern Engineering Corporation.

At their Annual Meeting held on May 4, 1999, the shareholders of the Company approved an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock, par value $.01 per share, to an aggregate of 80,000,000 shares.

Also at their Annual Meeting, the shareholders of the Company approved the issuance of up to 15,000,000 additional shares of the Company's Common Stock, or securities convertible into Common Stock, from time to time in one or more privately negotiated transactions or public offerings, including issuances to current and future holders of shares in excess of five percent of the shares outstanding.

On February 2, 1999, the Board of Directors approved the Home Properties of New York, Inc., Home Properties of New York, L.P. Executive Retention Plan.

On May 5, 1998, the Board of Directors approved the Home Properties of New York, Inc. Deferred Bonus Plan.


Item 7.   Financial Statements and Exhibits.

          a.  Financial Statements of the Businesses Acquired:

          Financial statements for the interests and properties acquired and noted in Item 2 are not available at this time and will be filed by amendment as soon as practicable, but not later than 60 days from the date this Form 8-K must be filed.

          b.  Pro Forma Financial Information:

          Pro forma financial statements of the Company reflecting the interests and properties acquired and noted in Item 2 are not available at this time and will be filed by amendment as soon as practicable, but not later than 60 days from the date this Form 8-K must be filed.

          c.  Exhibits:

          2.1 Form of Contribution Agreement, dated June 7, 1999, relating to the CRC Portfolio with schedule setting forth material details in which documents differ from form

          99   Additional Exhibits

               99.1  Certificate   of   Amendment   to   the   Articles  of
                     Incorporation
               99.2 Home Properties of New York, Inc., Home Properties of New York, L.P. Executive Retention Plan
               99.3  Home Properties of New York, Inc. Deferred Bonus Plan

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    HOME PROPERTIES OF NEW YORK, INC.
                         (Registrant)

                    Date:  July 2, 1999


                    By:  /s/ David P. Gardner
                         ------------------------
                         David P. Gardner
                         Vice President
                         Chief Financial Officer and
                         Treasurer


                    Date:  July 2, 1999


                    By:  /s/ David P. Gardner
                         ----------------------
                         David P. Gardner
                         Vice President
                         Chief Financial Officer and
                         Treasurer